UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) March 4, 2005
                                                       (March 1, 2005)
                                                       -------------------

                                NetRatings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27907                                     77-0461990
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      (Commission File Number)               (IRS Employer Identification No.)

120 West 45th Street, 35th Floor, New York, New York                  10036
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      (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 703-5900
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

1. On March 1, 2005, the Board of Directors (the "Board") of NetRatings, Inc. (the "Company") has adopted, subject to the approval of the Company's stockholders, an Amended and Restated 1998 Stock Plan. The 1998 Stock Plan is being amended and restated to permit, among other things, grants of restricted stock, restricted stock units and stock appreciation rights to eligible persons providing services to the Company and any parent or subsidiary corporations of the Company. The grants of restricted stock to (i) certain executive officers of the Company (as previously reported in the Company's Form 8-K filed on February 16, 2005), (ii) Ron McCoy (as previously reported in the Company's Form 8-K filed on January 20, 2005) and (iii) the Non-Employee Directors (as hereinafter defined) of the Company set forth in Item 2 below shall be pursuant to the Amended and Restated 1998 Stock Plan.

2. On March 1, 2005, the Board, based upon the recommendations of the Compensation Committee (the "Committee") of the Board, has approved modifications to the compensation policy for the Company's directors that are not employed by the Company or any of its affiliates (each, a "Non-Employee Director").

Each Non-Employee Director (other than the Chairman of the Audit Committee) is now eligible to receive an annual fee of $30,000 for serving on the Board and the Chairman of the Audit Committee is now eligible to receive an annual fee of $35,000, each of which is payable in four equal installments. The prior policy was to pay each Non-Employee Director (including the Chairman of the Audit Committee) an annual fee of $25,000, which was payable in four equal installments.

In addition, each Non-Employee Director is now eligible to receive 1 share of restricted stock for every 2.5 stock options that would have granted in the past under the prior compensation policy. Under the prior policy, each Non-Employee Director was eligible to receive a yearly grant of 7,500 shares vesting ratably over a twelve month period and an additional grant of 2,500 shares for each committee on which the director served (subject to a maximum of 5,000 shares). In light of this new policy, on March 1, 2005, the Board approved the grant of 5,000 shares of restricted stock to Scott Mercer and 4,000 shares of restricted stock to each of Jerrell Shelton and Art Kingsbury. These restricted stock grants will vest in two equal installments beginning on December 31, 2005 and on the one year anniversary thereafter. The Board retains discretion to change such policies and to make grants outside of such policies as it deems appropriate.

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 4, 2005

                                      NETRATINGS, INC.

                                      By:/s/ William Pulver
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                                         William Pulver
                                         President and Chief Executive Officer